Exhibit 99.2

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND ELECTION FORM SHOULD BE READ CAREFULLY BEFORE THIS DOCUMENT IS COMPLETED. THIS LETTER OF TRANSMITTAL AND ELECTION FORM IS FOR (1) DEPOSITING YOUR COMMON SHARES IN CONNECTION WITH THE PROPOSED AMALGAMATION INVOLVING OPTA MINERALS INC., AND (2) ELECTING WHETHER TO RECEIVE THE CASH AND NOTE OPTION (AS DEFINED BELOW). EQUITY FINANCIAL TRUST COMPANY (THE “DEPOSITARY”) (SEE BELOW FOR ADDRESS AND TELEPHONE NUMBER) WILL BE ABLE TO ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL AND ELECTION FORM.

LETTER OF TRANSMITTAL AND ELECTION FORM

WITH RESPECT TO THE
COMMON SHARES OF

OPTA MINERALS INC.

This Letter of Transmittal and Election Form is for use by registered holders (“Opta Shareholders”) of common shares (the “Opta Shares”) of Opta Minerals Inc. (“Opta Minerals”) in connection with the proposed amalgamation (the “Amalgamation”) of Opta Minerals and Wedge Acquisition Inc. (the “Acquiror”) as described in the Notice of Special Meeting and Management Information Circular (collectively, the “Circular”) dated March 1, 2016, which is available under Opta Minerals’ profile at www.sedar.com. The terms and conditions of the Amalgamation as described in the Circular are incorporated by reference into this Letter of Transmittal and Election Form and capitalized terms used but not defined in this Letter of Transmittal and Election Form have the meaning set out in the Circular. You are encouraged to carefully review the Circular in its entirety. Completion of the Amalgamation is subject to a number of conditions, some of which are beyond the control of Opta Minerals. Accordingly, the exact timing of implementation (if any) of the Amalgamation is not currently known. If the Amalgamation becomes effective, Opta Minerals currently expects the Effective Date to be on or about April 1, 2016. Opta Shareholders should refer to the Circular for more information regarding the expected timing of implementation of the Amalgamation.

Pursuant to the terms of the proposed Amalgamation, Opta Shareholders will receive one redeemable share (“Amalco Redeemable Share”) of the entity resulting from the Amalgamation (“Amalco”) for each Opta Share held immediately prior to the Amalgamation. Immediately following the Amalgamation, each Amalco Redeemable Share will be redeemed by Amalco for: (i) C$0.52 per share payable in cash (the “Cash-only Option”); or (ii) at the election of an Opta Shareholder, C$0.35 per share payable in cash plus an unsecured subordinated promissory note issued by Amalco (a “Subordinated Note”) in the principal amount of C$0.17 per share (the “Cash and Note Option”).

The Subordinated Notes will be unsecured direct obligations of Amalco, will not be guaranteed by any party and will be subordinate in right of payment to senior indebtedness of Amalco. The Subordinated Notes will bear interest at a rate of 2% per annum (payable at the earlier of the maturity date or the date on which all principal outstanding thereunder is repaid), mature 30 months following the date of issuance and be subject to prepayment (in whole or in part), at any time, at the option of Amalco, and mandatory partial prepayments in certain circumstances. The Subordinated Notes may not be transferred other than a transfer of all but not less than all of the Subordinated Notes held by a holder to such holder’s direct or indirect wholly-owned subsidiary. The Subordinated Notes will not be listed on any stock exchange and there is no market through which the Subordinated Notes may be sold. Opta Shareholders should refer to the Circular, particularly Appendix E thereof, for further details on the terms of the Subordinated Notes.

This Letter of Transmittal and Election Form, properly completed and duly executed, together with all other required documents, must accompany any certificates representing Opta Shares which are deposited in connection with the Amalgamation. In addition, if a registered Opta Shareholder depositing its Opta Shares wishes to receive the Cash and Note Option, such Opta Shareholder must specify such election in this Letter of Transmittal and Election Form in accordance with the instructions set out below and deposit this Letter of Transmittal and Election Form, together with all required documents, prior to the Election Deadline, set at 9:00 a.m. (EST) on March 29, 2016 (the “Election Deadline”).

Opta Shareholders who fail to make a proper election or fail to make an election by the Election Deadline will be deemed to have elected to receive the Cash-only Option pursuant to the Amalgamation.

Beneficial owners of Opta Shares registered in the name of CDS must make arrangements for the Opta Shares beneficially owned by them to be registered in their own name in order to receive the Cash and Note Option. Opta Shareholders considering the election of the Cash and Note Option pursuant to the Amalgamation should exercise caution and are strongly urged to consult their own financial, legal, tax or other professional advisors prior to electing the Cash and Note Option, having regard to their own particular circumstances.

This Letter of Transmittal and Election Form is to be used by registered Opta Shareholders only and is NOT to be used by beneficial holders of Opta Shares. If your Opta Shares are registered in the name of a “nominee” (usually a bank, trust company, securities dealer or other financial institution), please follow the instructions provided by your nominee in order to ensure that your Opta Shares are deposited in connection with the Amalgamation and, if applicable, your election to receive a Subordinated Note is made prior to the Election Deadline. Participants of CDS should contact the Depositary with respect to the deposit of their Opta Shares and, if applicable, their election to receive the Cash and Note Option under the Amalgamation.

In order for Opta Shareholders to receive the appropriate number of Amalco Redeemable Shares, registered Opta Shareholders (other than dissenting Opta Shareholders) are required to deposit the certificate(s) representing the Opta Shares held by them with the Depositary. This Letter of Transmittal and Election Form, properly completed and duly executed, together with all other required documents, must accompany all certificate(s) for Opta Shares deposited in order to receive their Share Consideration pursuant to the Amalgamation.

If you are a U.S. Shareholder (as defined on page 8), in order to prevent backup withholding, you must also complete the Substitute Form W-9 set forth on page 10 or otherwise provide certification that you are exempt from backup withholding.

If the Amalgamation is not completed or proceeded with, the Depositary will return to the Opta Shareholders the certificate(s) and all other ancillary documents enclosed with their Letter of Transmittal and Election Form as soon as possible in accordance with the instructions provided in the Letter of Transmittal and Election Form and the Opta Shareholders will not be not be entitled to receive any consideration for their Opta Shares.

The undersigned: (a) understands that whether or not the undersigned delivers the required documentation to the Depositary, as of the Effective Date, the Opta Shareholders will cease to be shareholders of Opta Minerals, the Opta Shares (other than the Opta Shares held by Opta Shareholders who properly exercise Dissent Rights) will be converted into Amalco Redeemable Shares and the certificates representing Opta Shares will only represent the right to, subject to the ultimate expiry date identified below, be entitled to receive the Share Consideration to which they are entitled under the Acquisition Agreement or, in the case of registered Opta Shareholders who properly exercise Dissent Rights, the right to receive fair market value for their Opta Shares in accordance with Section 190 of the CBCA; and (b) acknowledges and agrees that failure to surrender any certificates which, prior to the Effective Date, represented issued and outstanding Opta Shares with all other instruments required by this Letter of Transmittal and Election Form, on or prior to the sixth anniversary of the Effective Date, will result in a loss of any right to receive the Share Consideration and any claim or interest of any kind or nature against Opta Minerals, Amalco or the Depositary.

Please read the Circular and the instructions set out below carefully before completing this Letter of Transmittal and Election Form. Delivery of this Letter of Transmittal and Election Form to an address other than as set forth herein will not constitute a valid delivery. If your Opta Shares are registered in different names, a separate Letter of Transmittal and Election Form must be submitted for each different registered owner.

TO:	Opta Minerals Inc.
AND TO:	Wedge Acquisition Inc.
AND TO:	Wedge Acquisition Holdings Inc.
AND TO:	Equity Financial Trust Company, at its address set out on the last page of this Letter of Transmittal and Election Form

In connection with the Amalgamation, the undersigned hereby deposits with the Depositary for transfer upon the Amalgamation becoming effective, the enclosed certificate(s) representing Opta Shares, details of which are as follows: (Please print or type.)

Certificate Number(s) (if available)	Name in which Registered	Number of Opta Shares

TOTAL

 NOTE: If the space provided is insufficient, details may be listed on a separate schedule to this Letter of Transmittal and Election Form.

CASH AND NOTE OPTION ELECTION

(See Instruction 1)

Opta Shareholders who do not elect to receive the Cash and Note Option in accordance with the instructions provided in this Letter of Transmittal and Election Form will receive the Cash-only Option as the default option.

☐      The undersigned elects to receive the Cash and Note Option upon the redemption of the Amalco Redeemable Shares received pursuant to the Amalgamation in exchange for all of the Deposited Shares (as defined below).

This box should only be checked if you intend to elect to receive the Cash and Note Option. By checking the box you acknowledge and confirm that Opta Minerals has advised the undersigned to consult with the undersigned’s own financial, legal, tax or other professional advisors prior to electing the Cash and Note Option having regard to the undersigned’s particular circumstances.

It is understood that upon receipt of this Letter of Transmittal and Election Form (duly completed and signed), the certificate(s) representing the Opta Shares deposited herewith (the “Deposited Shares”) and any other required documents, and following the Effective Time of the Amalgamation, the Depositary will deliver to the undersigned, in accordance with the delivery instructions provided in Box A and/or B below, the Share Consideration that the undersigned is entitled to receive under the Amalgamation, or if Box C is completed, hold such Share Consideration for pick-up in accordance with the instructions set out below, and the certificate(s) representing the Deposited Shares will forthwith be cancelled.

The undersigned Opta Shareholder represents and warrants in favour of Opta Minerals and the Acquiror that: (i) the undersigned is the registered holder of the Deposited Shares; (ii) such Deposited Shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and Election Form and to deposit, sell, assign, transfer and deliver the Deposited Shares and all rights and benefits arising from such Deposited Shares and that, when the Deposited Shares are converted into Amalco Redeemable Shares pursuant to the Amalgamation, none of Opta Minerals or the Acquiror, or any affiliate thereof or successor thereto, will be subject to any adverse claim in respect of such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares, to any other person; (v) the surrender of the Deposited Shares complies with all applicable laws; (vi) all information inserted by the undersigned into this Letter of Transmittal and Election Form is complete, true and accurate; (vii) unless the undersigned shall have revoked this Letter of Transmittal and Election Form by notice in writing given to the Depositary by no later than 9:00 a.m. (Toronto time) on the last Business Day preceding the date of the Meeting or, if the Meeting is adjourned or postponed, by no later than 9:00 a.m. (Toronto time) on the last Business Day preceding the date of the reconvened Meeting, the undersigned will not, prior to such time, transfer or permit to be transferred any of such Deposited Shares except pursuant to the Amalgamation; and (viii) the delivery of Share Consideration will completely discharge any and all obligations of Opta Minerals, the Acquiror and the Depositary with respect to the matters contemplated by this Letter of Transmittal and Election Form. These representations and warranties will survive the completion of the Amalgamation.

Except for any proxy deposited with respect to the vote on the Amalgamation Resolution in connection with the Meeting, the undersigned revokes any and all authority, other than as granted in this Letter of Transmittal and Election Form, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares.

The undersigned hereby agrees to transfer, effective at the Effective Date and pursuant to the Amalgamation, all right, title and interest in the Deposited Shares and irrevocably appoints and constitutes the Depositary the lawful attorney of the undersigned, with full power of substitution, to deliver the Deposited Shares pursuant to the Amalgamation and to effect the transfer of the Deposited Shares on the books of Opta Minerals to the extent and in the manner provided under the Amalgamation.

The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares contemplated by this Letter of Transmittal and Election Form.

The undersigned hereby acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss and title to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary.

The undersigned agrees that all questions as to validity, form, eligibility (including timely receipts) and acceptance of any Opta Shares surrendered in connection with the Amalgamation will be determined by the Acquiror in its sole discretion and that such determination will be final and binding and acknowledges that there is no duty or obligation upon Opta Minerals, Amalco, the Depositary or any other person to give notice of any defect or irregularity in any such surrender of Opta Shares and no liability will be incurred by any of them for failure to give any such notice.

This Letter of Transmittal and Election Form and accompanying documentation may be revoked by notice in writing to the Depositary at any time prior to 9:00 a.m. (Toronto time) on the last Business Day preceding the date of the Meeting or, if the Meeting is adjourned or postponed, at any time prior to 9:00 a.m. (Toronto time) on the last Business Day preceding the date of the reconvened Meeting, in which case the Letter of Transmittal and Election Form and all accompanying documentation will be returned forthwith.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal and Election Form will survive the death, incapacity, bankruptcy or insolvency of the undersigned and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, legal representatives, successors and assigns of the undersigned.

The undersigned instructs the Depositary to mail the cheque in respect of the aggregate Share Consideration payable for the Opta Shareholder’s Amalco Redeemable Shares pursuant to the Cash-only Option, or, if the Opta Shareholder has elected to receive the Cash and Note Option, the cheque and Subordinated Note in respect of the aggregate Share Consideration payable for such holder’s Amalco Redeemable Shares pursuant to the Cash and Note Option that the undersigned is entitled to, and has elected to receive, pursuant to the Amalgamation, in exchange for the duly completed Letter of Transmittal and Election Form and the Deposited Shares, as soon as practicable following the later of the Effective Date and the date of the deposit of the Letter of Transmittal and Election Form and the certificate(s) representing the Deposited Shares, together with all other required documents, with the Depositary, by first-class mail, postage prepaid, to the undersigned in accordance with the instructions set out in Box A and/or B, if applicable, or, if Box C is completed, to hold such cheque in respect of the aggregate Share Consideration payable for the Opta Shareholder’s Amalco Redeemable Shares pursuant to the Cash-only Option, or, if the Opta Shareholder has elected to receive the Cash and Note Option, the cheque and Subordinated Note in respect of the aggregate Share Consideration payable for such holder’s Amalco Redeemable Shares pursuant to the Cash and Note Option.

If the Amalgamation is not completed or proceeded with, the enclosed certificate(s) and all other ancillary documents will be returned as soon as possible to the undersigned at the address set out below in Box A or, failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of Opta Minerals.

It is understood that the undersigned will not receive the cheque in respect of the aggregate Share Consideration payable for the Opta Shareholder’s Amalco Redeemable Shares pursuant to the Cash-only Option, or, if the Opta Shareholder has elected to receive the Cash and Note Option, the cheque and Subordinated Note in respect of the aggregate Share Consideration payable for such holder’s Amalco Redeemable Shares pursuant to the Cash and Note Option under the Amalgamation in respect of the Deposited Shares until the Amalgamation is completed and the certificate(s) representing the Deposited Shares owned by the undersigned are received by the Depositary at the address set forth on the back of this Letter of Transmittal and Election Form, together with a duly completed Letter of Transmittal and Election Form and such additional documents as the Depositary may require, and until the same are processed by the Depositary. It is understood that under no circumstances will interest accrue or be paid in respect of the Deposited Shares in connection with the Amalgamation.

By reason of the use by the undersigned of an English language Letter of Transmittal and Election Form, the undersigned and each of you will be deemed to have required that any contract in connection with the delivery of the Opta Shares pursuant to the Amalgamation through this Letter of Transmittal and Election Form, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par ceci et son acceptation au moyen de la présente lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

PLEASE COMPLETE. SEE INSTRUCTION 5 BELOW.

BOX A

REGISTRATION INSTRUCTIONS

To be completed by all Opta Shareholders

☐ Issue cheque and, if applicable, the Subordinated Note in the name of:

(please print or type)

___________________________________________

(Name)

___________________________________________

(Street Address and Number)

___________________________________________

___________________________________________

(City and Province or State)

___________________________________________

(Country and Postal (or Zip) Code)

___________________________________________

(Telephone – Business Hours)

 ___________________________________________

(Social Insurance, Tax Identification or Social Security Number)

BOX B

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the cheque and, if applicable, the Subordinated Note, to which the undersigned is entitled pursuant to the Amalgamation is to be sent to someone other than at the address shown in Box A

(please print or type)

  ___________________________________________

(Name)

___________________________________________

(Street Address and Number)

___________________________________________

___________________________________________

(City and Province or State)

_________________________________________

(Country and Postal (or Zip) Code)

BOX C – SPECIAL PICK-UP INSTRUCTIONS

To be completed ONLY if the cheque and, if applicable, the Subordinated Note, to which the undersigned is entitled pursuant to the Amalgamation is to be picked-up at an office of the Depositary

☐    HOLD FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THE OPTA SHARES WERE DEPOSITED

BOX D

TO BE COMPLETED BY ALL OPTA SHAREHOLDERS BY SELECTING ONE BOX BELOW

Indicate whether you are a resident of Canada for tax purposes.

☐     The owner signing below represents that it is a resident of Canada for tax purposes;

OR

☐    The owner signing below represents that it is a non-resident of Canada for tax purposes.

BOX E

TO BE COMPLETED BY ALL OPTA SHAREHOLDERS BY SELECTING ONE BOX BELOW

Indicate whether you are a U.S. Shareholder (as defined below) or are acting on behalf of a U.S. Shareholder.

☐    The owner signing below represents that it is NOT a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;

OR

☐    The owner signing below is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any Opta Shareholder that is either (A) providing an address in Box “A” or Box “B” that is located within the United States or any territory in possession thereof, or (B) a U.S. person for United States federal income tax purposes. You are a U.S. person for United States federal income tax purposes if you are (i) an individual who is a U.S. citizen or U.S. resident alien, (ii) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, (iii) an estate (other than a foreign estate), or (iv) domestic trust.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder then in order to avoid backup withholding you must complete and submit to the Depositary the Form W-9 enclosed with this Letter of Transmittal and Election Form or otherwise provide certification that you are exempt from backup withholding (See “Instructions – Important U.S. Federal Income Tax Information for Opta Shareholders who are U.S. Shareholders” below). If you are a U.S. Shareholder but you are not a U.S. person for U.S. federal income tax purposes, then you must complete the applicable Form W-8 to avoid backup withholding. If you require a Form W-8, please contact the Depositary or obtain the applicable Form W-8 at www.irs.gov.

BOX F – SIGNATURE GUARANTEE

Signature guaranteed by
(if required under Instruction 3):

________________________________________________

Authorized Signature of Guarantor

________________________________________________

Name of Guarantor (please print or type)

________________________________________________

Address of Guarantor (please print or type)

________________________________________________

Area Code and Telephone Number

BOX G – SIGNATURE

Date:                                                               , 2016

________________________________________________

Signature of Shareholder or Authorized Representative - See Instruction 4

________________________________________________

Name of Shareholder (please print or type)

_________________________________________________
Social Insurance, Taxpayer Identification or Social Security Number of Shareholder (please print or type)

_________________________________________________

Name of Authorized Representative, if applicable (please print or type)

_________________________________________________

Daytime telephone number of Shareholder or Authorized Representative

_________________________________________________
Daytime facsimile number of Shareholder or Authorized Representative

_________________________________________________

INSTRUCTIONS

1.	Use of Letter of Transmittal and Election Form

Opta Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal and Election Form. The terms and conditions of the Amalgamation Agreement are incorporated by reference in this Letter of Transmittal and Election Form and capitalized terms used but not defined in this Letter of Transmittal and Election Form have the meanings set out in the Circular.

(a)        This Letter of Transmittal and Election Form duly completed and signed (or an originally signed copy thereof) together with accompanying certificates representing the Deposited Shares and all other required documents must be sent or delivered to the Depositary at the address set out on the back of this Letter of Transmittal and Election Form. In order to receive the Share Consideration under the Amalgamation for the Deposited Shares, it is recommended that the foregoing documents be received by the Depositary at the address set out on the back of this Letter of Transmittal and Election Form as soon as possible. Notwithstanding the foregoing, in order to make a valid election for the Cash and Note Option, this Letter of Transmittal and Election Form duly completed and signed (or an originally signed facsimile copy thereof) together with accompanying certificates representing the Deposited Shares and all other required documents must be sent or delivered to the Depositary at the address set out on the back of this Letter of Transmittal and Election Form at or prior to the Election Deadline which is 9:00 a.m. (Toronto time) on March 29, 2016. Do not send the Opta Share certificates or this Letter of Transmittal and Election Form to Opta Minerals or the Acquiror.

(b)        The method used to deliver this Letter of Transmittal and Election Form and any accompanying certificates representing Deposited Shares and all other required documents is at the option and risk of the Opta Shareholder and delivery will be deemed effective only when such documents are actually received. Opta Minerals recommends that the necessary documentation be hand delivered to the Depositary at the address set out on the back of this Letter of Transmittal and Election Form, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Delivery to an office other than to the specified office does not constitute delivery for this purpose.

(c)        Opta Shareholders whose Deposited Shares are registered in the name of an Intermediary should contact such Intermediary for assistance in depositing those Deposited Shares.

(d)        The Acquiror reserves the right if it so elects in its absolute discretion to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal and Election Form and/or accompanying documents received by it.

(e)        If the cheque in respect of the aggregate Share Consideration payable for the Opta Shareholder’s Amalco Redeemable Shares pursuant to the Cash-only Option, or, if the Opta Shareholder has elected to receive the Cash and Note Option, the cheque and Subordinated Note in respect of the aggregate Share Consideration payable for such holder’s Amalco Redeemable Shares pursuant to the Cash and Note Option is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal and Election Form or if the cheque and, if applicable, the Subordinated Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal and Election Form or to the person(s) signing this Letter of Transmittal and Election Form at an address other than that shown above, the appropriate boxes in this Letter of Transmittal and Election Form should be completed (Box A and Box B).

2.	Signatures

This Letter of Transmittal and Election Form must be completed and signed by the registered holder of Opta Shares or by such registered holder’s duly authorized representative (in accordance with paragraph 4 of these Instructions).

(a)        If this Letter of Transmittal and Election Form is signed by the registered holder(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal and Election Form must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Election Form.

(b)       If this Letter of Transmittal and Election Form is signed by a person other than the registered holder(s), or if the cheque in respect of the aggregate Share Consideration payable for the Opta Shareholder’s Amalco Redeemable Shares pursuant to the Cash-only Option, or, if the Opta Shareholder has elected to receive the Cash and Note Option, the cheque and Subordinated Note in respect of the aggregate Share Consideration payable for such holder’s Amalco Redeemable Shares pursuant to the Cash and Note Option is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal and Election Form:

(i)        such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the registered holder(s); and

(ii)        the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in paragraph 3 below of these Instructions.

(c)       If any of the Deposited Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Election Form as there are different registrations of such Deposited Shares.

3.	Guarantee of Signatures

If this Letter of Transmittal and Election Form is signed by a person other than the registered holder(s) of the Deposited Shares or if the payment is to be issued in a name other than the registered holder(s) of the Opta Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal and Election Form or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should indicate when signing and this Letter of Transmittal and Election Form must be accompanied by satisfactory evidence of the authority to act. Either the Acquiror or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5.	Delivery Instructions

The cheque in respect of the aggregate Share Consideration payable for the Opta Shareholder’s Amalco Redeemable Shares pursuant to the Cash-only Option, or, if the Opta Shareholder has elected to receive the Cash and Note Option, the cheque and Subordinated Note in respect of the aggregate Share Consideration payable for such holder’s Amalco Redeemable Shares pursuant to the Cash and Note Option will be issued in the name of the person indicated in Box A and delivered to the address indicated in Box A (unless another address has been provided in Box B). If any cheque in respect of the aggregate Share Consideration payable for the Opta Shareholder’s Amalco Redeemable Shares pursuant to the Cash-only Option, or, if the Opta Shareholder has elected to receive the Cash and Note Option, the cheque and Subordinated Note in respect of the aggregate Share Consideration payable for such holder’s Amalco Redeemable Shares pursuant to the Cash and Note Option is to be held for pick-up at the offices of the Depositary, complete Box C. If neither Box A nor Box B is completed, the cheque in respect of the aggregate Share Consideration payable for the Opta Shareholder’s Amalco Redeemable Shares pursuant to the Cash-only Option, or, if the Opta Shareholder has elected to receive the Cash and Note Option, the cheque and Subordinated Note in respect of the aggregate Share Consideration payable for such holder’s Amalco Redeemable Shares pursuant to the Cash and Note Option will be issued in the name of the registered holder of the Deposited Shares and will be mailed to the address of the registered holder of the Deposited Shares as it appears on the securities register of Opta Minerals. Any such cheques or Subordinated Notes representing Share Consideration mailed in accordance with this Letter of Transmittal and Election Form will be deemed to be delivered at the time of mailing.

6.	Lost Certificates

If a certificate representing Opta Shares has been lost, stolen or destroyed, this Letter of Transmittal and Election Form should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary and/or the registrar and transfer agent for the Opta Shares will respond with replacement requirements (which will include an affidavit from the person claiming the loss and/or bonding requirement) that must be satisfied in order for the undersigned to receive payment of the Share Consideration in accordance with the Amalgamation.

7.	Miscellaneous

(a)        If the space on this Letter of Transmittal and Election Form is insufficient to list all certificates for Opta Shares, additional certificate numbers and number of Opta Shares may be included on a separate signed list affixed to this Letter of Transmittal and Election Form.

(b)        If Opta Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal and Election Form should be signed for each different registration.

(c)        No alternative, conditional or contingent deposits of Opta Shares will be accepted.

(d)        Additional copies of this Letter of Transmittal and Election Form may be obtained from the Depositary at the office specified on the last page of this Letter of Transmittal and Election Form.

(e)        The Acquiror reserves the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal and Election Form received by it.

(f)        This Letter of Transmittal and Election Form will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

(g)        Except as otherwise indicated in this Letter of Transmittal and Election Form, references to “Canadian dollars”, “C$” and “$” are to the currency of Canada.

8.	Representations

The representations made by the Opta Shareholder in this Letter of Transmittal and Election Form will survive the Effective Time of the Amalgamation.

9.	Assistance

Questions or requests for assistance in completing this Letter of Transmittal and Election Form and delivering the Opta Shares with the Depositary may be directed to the Depositary, whose contact details are provided on the back of this Letter of Transmittal and Election Form.

10.	Privacy Notice

Equity Financial Trust Company is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you – from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available by writing us at 200 University Avenue, Suite 300 Toronto, Ontario M5H 4H1. Equity Financial Trust Company will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

THE DEPOSITARY FOR THE AMALGAMATION IS:

Equity Financial Trust Company.

The office of the Depositary is:

By Mail:

200 University Avenue, Suite 300

Toronto, Ontario M5H 4H1

Attn: Corporate Actions

By Registered Mail, Hand or Courier Delivery:

200 University Avenue, Suite 300

Toronto, Ontario M5H 4H1

Attn: Corporate Actions

Inquiries

Toll Free (North America): 1-866-393-4891
Telephone: 416-342-1091
Website: TMXEInvestorServices.com

Any questions and requests for assistance may be directed by

Opta Shareholders to the Depositary at the

telephone number and location set out above.